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                                                                   EXHIBIT 10.32

                              SCIQUEST.COM, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN


     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a)  "Board" shall mean the Board of Directors of the Company or, as
                -----
applicable, a committee to which the Board has delegated authority or responsibility hereunder pursuant to Section 14(b).

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (c)  "Common Stock" shall mean the common stock of the Company.
                ------------

          (d)  "Company" shall mean SciQuest.com, Inc., a Delaware corporation,
                -------
and any Designated Subsidiary of the Company.

          (e)  "Compensation" shall mean all compensation other than gain
                ------------
attributable to stock options, including any amounts the participant elects to defer or exclude from income under a deferred compensation plan or an employee benefit plan of the Company.

          (f)  "Designated Subsidiary" shall mean any Subsidiary that has been
                ---------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g)  "Employee" shall mean any individual who is an employee of the
                --------
Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h)  "Enrollment Date" shall mean the first day of an Offering Period.
                ---------------

          (i)  "Fair Market Value" shall mean, as of any date, the value of
                -----------------
Common Stock determined as follows:
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               (i)    If the Common Stock is listed on any established stock
exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing bid price for such stock as quoted on such exchange or system for regular trading session on the date of such determination (or, if such date is not a Trading Day, the most recent prior Trading Day), as reported in The Wall Street Journal or such other source as the Board deems reliable.

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the closing bid price for the Common Stock for the regular trading session on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

          (j)  "Offering Periods" shall mean the 24-month periods during which
                ----------------
an option granted pursuant to the Plan may be exercised, generally beginning May 1 and November 1 of each year and ending on April 30 and October 31, respectively, 24 months later. The first Offering Period shall begin on July 1, 2000 and shall end on April 30, 2002. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (k)  "Plan" shall mean this Employee Stock Purchase Plan.
                ----

          (l)  "Purchase Dates" shall mean October 31 and April 30 of each year.
                --------------

          (m)  "Purchase Price" shall mean an amount equal to 85% of the Fair
                --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Purchase Date, whichever is lower.

          (n)  "Reserves" shall mean the number of shares of Common Stock
                --------
covered by options under the Plan that have not been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not placed under option.

          (o)  "Subsidiary" shall mean a corporation, domestic or foreign, of
                ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (p)  "Trading Day" shall mean a day on which national stock exchanges
                -----------
and the Nasdaq System are open for trading.

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     3.   Eligibility.
          -----------

          (a) Any Employee employed by the Company for at least 30 days prior to a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan to the extent that (i) immediately after such grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock (and/or hold outstanding options to purchase capital stock) representing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary or (ii) the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrue at a rate that exceeds $25,000 of stock (determined at the Fair Market Value of the shares on the date of grant for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods of 24 months' duration with new Offering Periods generally beginning May 1 and November 1 each year. The first Offering Period shall begin on July 1, 2000 and end on April 30, 2002. Each Offering Period shall have four Purchase Dates, which shall be each October 31 and April 30 during the Offering Period. The Board may change the duration and timing of Offering Periods and Purchase Dates, provided that any such change is announced at least 10 days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement in the form of Exhibit A authorizing payroll deductions and filing it with the Company's human resources department no later than the day prior to the applicable Enrollment Date. On an individual basis in cases of hardship, the Company's human resources officer shall have the discretion to accept subscription agreements until the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall begin with the first pay day following the Enrollment Date and shall end with the last pay day in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files a subscription agreement, the participant shall elect to have payroll deductions made on each pay day during the Offering Period in an

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amount not exceeding 20% of the Compensation that the participant receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to the participant's account under the Plan and shall be withheld in whole percentages only.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase up to 20% or decrease to 0% the rate of his or her payroll deductions by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A change in rate shall be effective with the first full payroll period that begins after the Company has received the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with the $25,000 calendar-year accrual and the 5% ownership limitations set forth in Section 3(b), a participant's payroll deductions may be decreased to 0% at any time prior to a Purchase Date. Payroll deductions at the rate provided in such participant's subscription agreement shall resume immediately following such Purchase Date, unless terminated by the participant as provided in Section 10 hereof.

     7.   Grant of Option.
          ---------------

          (a) On the Enrollment Date of each Offering Period, each participant shall be granted an option to purchase on each Purchase Date of the Offering Period at the applicable Purchase Price up to the number of shares of the Company's Common Stock determined by dividing the sum of the participant's payroll deductions accumulated prior to such Purchase Date and retained in the participant's account by the applicable Purchase Price; provided, however, that in no event shall a participant be permitted to purchase on any Purchase Date more than 5,000 shares of Common Stock (subject to adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The Board may, in its absolute discretion, for future Offering Periods increase or decrease the maximum number of shares of the Company's Common Stock a participant may purchase on a Purchase Date. Exercise of an option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10.

          (b) To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on the first Purchase Date in a Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date, all participants in the Offering Period shall be withdrawn automatically after the exercise of their options and re-enrolled in the next succeeding Offering Period as of the first day thereof.

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     8.   Exercise of Option.
          ------------------

          (a)  Unless a participant withdraws from the Plan as provided in
Section 10, the participant's options shall be exercised automatically on each Purchase Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in the participant's account. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share shall be retained in the participant's account until the next Purchase Date, subject to earlier withdrawal by the participant as provided in Section 10.

          (b) If the Board determines that on a given Purchase Date the number of shares with respect to which options are to be exercised exceeds the number of shares of Common Stock available for sale under the Plan, the Board may, in its sole discretion, provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Purchase Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants and terminate the Offering Periods then in effect.

     9.   Delivery.  As promptly as practicable after each Purchase Date, the
          --------
Company shall arrange the delivery, electronically or otherwise, to accounts in the participants' names at a brokerage company selected by the Company of the shares purchased upon exercise of options.

     10.  Withdrawal.
          ----------

          (a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account at any time by giving written notice to the Company in the form of Exhibit B to this Plan. Such payroll deductions shall be paid to the participant promptly after receipt of notice of the participant's notice of withdrawal. The participant's option for the Offering Period shall automatically terminate, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions for the participant's account shall not resume at the beginning of the next succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon the participant's eligibility to participate in any similar plan that may thereafter be adopted by the Company or in any succeeding Offering Period that begins after the Offering Period from which the participant withdraws.

     11.  Termination of Employment.  Upon a participant's ceasing to be an
          -------------------------
Employee for any reason, the participant shall be deemed to have withdrawn from the Plan, and the payroll deductions credited to the participant's account under the Plan during the Offering Period but not yet used to exercise the participant's option shall be returned and paid to the participant.

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     12.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock authorized for issuance under the Plan shall be one million one hundred thousand (1,100,000) shares.

          (b) Participants shall have no interest or voting rights in shares covered by options until such options have been exercised.

          (c) At the election of the participant, shares purchased by a participant under the Plan shall be registered in the name of the participant or the names of the participant and his or her spouse.

     14.  Administration.
          --------------

          (a) The Plan shall be administered by the Board. The Board shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board shall, to the full extent permitted by law, be final and binding upon all parties.

          (b) Notwithstanding the foregoing, the Board may delegate, by resolutions adopted prior to or after the effective date of this Plan, any or all of its authority and responsibilities hereunder to such committee of the Board as the Board shall designate, to the extent such delegation is permitted by applicable law, the articles and bylaws of the Company and the applicable stock exchange or national market system rules. In the event of such delegation, all references herein to the Board shall, to the extent applicable, be deemed to refer to and include such committee.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the participant's option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of his or her option.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a

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beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  Transferability.  No payroll deductions credited to a participant's
          ---------------
account and no rights with regard to the exercise of an option under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant (other than by will or the laws of descent and distribution). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10 hereof.

     17.  Use of Funds.  Payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

     18.  Reports.  Individual accounts shall be maintained for each participant
          -------
in the Plan. Statements of account shall be given to participating Employees following each Purchase Date, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          ---------------------------------------------------------------------
          Merger or Asset Sale.
          --------------------

          (a) Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase on a Purchase Date and the price per share and the number of shares of Common Stock covered by each outstanding option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. The conversion of convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made, with respect to the number or price of shares of Common Stock subject to an option.

          (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Periods then in progress shall be shortened by setting a new Purchase Date, that is prior to the date of the proposed dissolution or liquidation (the "New Purchase Date"), and the Plan shall terminate prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The Board shall notify each participant in writing at least 10 business days prior to the New Purchase Date that the Purchase Date for the participant's option has been changed to the New Purchase Date and that the participant's option shall be exercised automatically on the New Purchase Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

          (c) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, outstanding options shall be assumed or equivalent options substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the options, the Offering Periods then in progress shall be shortened by setting a New Purchase Date. The New Purchase Date shall be prior to the date of the Company's proposed sale or merger. The Board shall notify each participant in writing at least 10 business days prior to the New Purchase Date that the Purchase Date for the participant's option has been changed to the New Purchase Date and that the participant's option shall be exercised automatically on the New Purchase Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

     20.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 and this
Section 20, no such termination may adversely affect options previously granted; provided, however, that the Board may terminate a Offering Period on any Purchase Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. To the extent necessary and desirable to comply with Section 423 of the Code (or any successor rule or provision), the Company shall seek shareholder approval of the Plan and of amendments to the Plan.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes permitted in the amount withheld during a Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U. S. Dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond to amounts withheld from the participant's Compensation, and establish such other limitations and procedures that the Board determines in its sole discretion advisable and that are consistent with the Plan.

     21.  Notices.  All notices or other communications by a participant to the
          -------
Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                                      -8-
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     22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the delivery of such shares comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Code, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance.

     23.  Term of Plan.  The Plan shall become effective on July 1, 2000.  It
          ------------
shall continue in effect until April 30, 2010 unless sooner terminated under
Section 20 hereof.

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                                   EXHIBIT A
                                   ---------


                              SCIQUEST.COM, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                            SUBSCRIPTION AGREEMENT



_____ Original Application                       Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   _____________________________________ hereby elects to participate in the
     SciQuest.com, Inc. 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (up to 20%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the tax preferences described in paragraph 6 below is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
     _____________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan before the later of 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or 1 year after purchase, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price I paid for the shares. If I dispose of such shares after this holding period, I understand that I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain or loss, if any, recognized on such disposition will be taxed as capital gain or loss.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


          NAME (Please print):               ___________________________________
                                             First       Middle     Last


                                             ___________________________________
                                             Relationship


                                             ___________________________________
                                             Address


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated: ___________________                   ___________________________________
                                             Signature of Employee

                                   EXHIBIT B
                                   ---------


                              SCIQUEST.COM, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL


     The undersigned participant in the Offering Period of the SciQuest.com, Inc. 2000 Employee Stock Purchase Plan which began on ___________ 200__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


Date:_____________________                   ___________________________________
                                             Name of Participant:


                                             ___________________________________
                                             Signature


                                             ___________________________________
                                             Address